                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):      July 24, 2000


                            STANDARD PACIFIC CORP.
              (Exact Name of Registrant as Specified in Charter)

           Delaware                  1-10959                  33-0475989
  (State or Other Jurisdiction     (Commission             (IRS Employer
       of Incorporation)           File Number)          Identification No.)


               15326 Alton Parkway
               Irvine, California                               92618
        (Address of Principal Executive Offices)             (Zip Code)

    Registrant's telephone number, including area code:         (949) 789-1600


                            1565 W. MacArthur Blvd.
                         Costa Mesa, California  92626
         (Former Name or Former Address, if Changed Since Last Report)

                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

         On July 24, 2000, the Registrant issued a press release announcing its second quarter results. Attached hereto as Exhibit 99 and incorporated by reference herein is a copy of the July 24, 2000 press release.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit  Description
-------  -----------
99       Press Release dated July 24, 2000.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  July 26, 2000
                                             STANDARD PACIFIC CORP.


                                             By: /s/  Clay A. Halvorsen
                                                 ----------------------
                                                 Clay A. Halvorsen
                                                 Vice President, General Counsel
                                                 and Secretary

                                 EXHIBIT INDEX


               Exhibit No.         Document
               -----------         --------

               Exhibit 99       Press Release issued July 24, 2000.

                                       3